Exhibit 13.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Israel Bank of Agriculture Ltd. (the "Bank") on Form 20-F for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Lea Patalovsky, General Manager of the Bank, and Yakov Cohen, Chief Financial
Officer of the Bank, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.

June 26, 2005

Lea Patalovsky
General Manager


/s/ Lea Patalovsky
-------------------------

Yakov Cohen
Chief Financial Officer


/s/ Yakov Cohen
-------------------------